Income tax	12 Months Ended
Dec. 31, 2021
Income tax
Income tax

13. Income tax

CureVac has tax losses in Germany that are available indefinitely for offsetting against future taxable profits of the companies in which the losses arose. Under German tax law, tax profits in a given year can be offset against tax loss carryforwards up to an amount of EUR 1,000k. 60% of tax profit in excess of this amount can be offset against any remaining tax loss carryforwards. As a result, 40% of the profits in excess of EUR 1,000k are subject to taxation.

The CureVac Group has three foreign entities:

●	CureVac Inc. is an U.S.-based company
●	CureVac Beteiligungsverwaltungs AG is an Austria-based company
●	CureVac Swiss AG is a Switzerland-based company

With the exception of those companies, all other CureVac’ Group entities are considered Germany entities for tax purposes.

Tax loss carryforwards are examined by the German taxation authorities and may be adjusted. Furthermore, significant changes in the shareholder and company structure can lead to a reduction in the loss carryforwards under the current provisions of German tax law, which can be used to calculate the annual amount for offsetting against the future taxable income.

In fiscal 2021, 2020 and 2019, the Group recorded a consolidated income tax benefit and expense of EUR 782k, EUR 726k and EUR 252k, respectively. The income tax benefit in fiscal 2021 results from current income tax expenses of EUR 1033k (2020: EUR 403k and 2019: EUR 203k) and deferred tax income (in 2019: expenses) on taxable temporary differences of EUR 1,815k (2020: EUR 2,843k and 2019: EUR 656k),. In fiscal 2021, the Group further recorded deferred tax liabilities of EUR 0k (2020: EUR 39k and 2019: EUR 2,212k) related in prior years to taxable temporary differences on the equity component of the convertible loans recognized in capital reserve. In fiscal 2021 the Group recognized deferred tax assets related taxable temporary differences arising from share-based-payments of EUR 581k (2020: EUR 1,012k) through equity. For outside basis differences of EUR 2,089k (2020: EUR 972k and 2019: EUR 770k) which are indefinitely reinvested and associated with investments in subsidiaries, deferred tax liabilities have not been recognized.

The significant components of income tax for the years ending December 31, 2021, 2020 and 2019 were as follows:

Tax reconciliation:

	2019	2020		2021
	EUR k	EUR k		EUR k
Loss before tax	(100,125)	(129,848)		(412,498)
Expected tax benefit (based on statutory tax rate of 29.48% in 2021 and 29.13% for 2020 and 2019)	29,162	37,818		121,584
Adjustments in respect of current income tax of previous years		18		0
Adjustments in respect of deferred income tax of previous years		160		0
Effects from Recognition or Non-Recognition of DTA through Equity		(1,012)		(581)
Effects of (Non-) Recognition of tax loss carryforwards recognized in prior years		(1,716)		0
Effects from differences between Group and local tax rates	8	8		(8)
Effects resulting from non-recognition of tax loss carryforwards	(22,836)	(30,168)		(114,999)
Effects resulting from non-recognition of DTA/DTL	—	(179)		(7,363)
Non-recognition of DTA for deductible temporary differences from SBP this year		(2,946)		0
Non-deductible expences for tax purposes				0
- Effects from non-deductible share-based-payments	(5,698)			0
- Effects from (additions / deductions) for local trade taxes	(191)	(63)		(176)
- Other non-deductible expenses / including "Zinsschranke"	(78)	(1,154)		(101)
Other effects	(114)	(39)		2,426
Effective tax benefit / (expense)	252	726		782

Deferred taxes

Deferred taxes relate to the following:

	December 31, 2020	December 31, 2021
	EUR k	EUR k
Intangible assets	(4)	(5)
Property, plant and equipment	(1,075)	(2,136)
Right of use-assets	(8,458)	(9,420)
Other assets	(303)	(153)
Inventories	44	0
Trade Receivables	19	151
Contract assets	(235)	0
Other financial assets	—	0
Other current assets	(286)	1,215
Cash and cash equivalents	(2,091)	(308)
Assets	(8,207)	(10,656)
Share-based payments	—	—
Lease liabilities (non-current portion)	7,774	7,445
Financial liabilities / Convertible Loan	—	—
Other Non-current financial liabilities	53	0
Other non-current liabilities	(43)	(130)
Trade and other payables	434	(229)
Lease liabilities (current portion)	934	1,011
Other liabilities	(320)	22,237
Liabilities	8,830	30,334
Deferred Taxes on temporary differences	624	19,678
Non-Recognition of Deferred Tax Assets (DTA) on temporary differences	(1,391)	(19,881)
DTA on deductible temporary differences Share-based Payment	1,212	2,769
Deferred Taxes on loss carryforwards	—	294
Deferred Taxes Total	445	2,861

The following unused tax losses for which no deferred tax asset is recognized in the statement of financial position had been carried forward as of the end of the reporting periods:

Tax loss carryforwards	2019	2020	2021
	EUR k	EUR k	EUR k
Unused tax losses for corporate income tax	407,434	775,956	1,181,225
Unused tax losses for trade tax	405,123	773,165	1,176,844
Unused interest carryforward ("Zinsschranke")	—	3,627	2,879

DTA´s for temporary differences in the amount of EUR 18.5 million are valuated to zero at the year end 2021 because they are not recoverable. Most of those DTA results from differences in accruals between IFRS and German Tax GAAP.

There is an effect in the taxable income of EUR 14,3 million in 2021 between only IFRS related expenses which are not considered in the German Tax GAAP losses.

The main reasons for the increase in the unused tax loss carryforwards for corporate income and trade tax can be explained as follows:

Due to the corporate restructuring and the exit event triggered by the IPO for the several share based payments becoming exercisable in 2020 (or later) as described in detail in Note 9. share-based payments, at the first time in fiscal 2020, CureVac recognized expenses in 2020 in the amount of approximately EUR 245.3 million in its financial statements according to local GAAP and German income tax purposes. From this amount, only approx. EUR 18.9 million were recognized in 2020 cumulatively through profit or loss in the consolidated financial statements according to IFRS until fiscal year-end 2020. The difference of EUR 226.4 million  in 2020 has and will not affect profit or loss in the consolidated financial statements according to IFRS. In the case of recognition of a deferred tax asset arising from this part of the tax loss carryforward, this amount would be credited against equity according to IAS 12.68A-C. Furthermore, in fiscal  year 2020 EUR 18.9 million transaction costs in respect of the capital increases as described in detail in Note 8. Equity were debited to capital reserves. These amounts were tax-deductible according to German income tax regulations. In the case of recognition of a deferred tax asset arising from this part of the tax loss carryforward, this amount would be credited against capital reserves.

The following deductible temporary differences for which no deferred tax asset is recognized in the statement of financial position had been carried forward as of the end of the reporting periods:

Deductible temporary differences	2019	2020	2021
	EUR k	EUR k	EUR k
Not recognized over P&L	—	109,272	163,607
Not recognized over equity	—	415,018	110,749

The amounts disclosed above (in respect of the development of deductible temporary differences not recognized) also result mainly from share-based payments as described in Note 9 share-based payments. These programs will become tax-deductible according to German income tax regulations upon exercise. The reported amount “Not recognized over P&L” is the amount that has been cumulatively expensed in CureVac`s consolidated financial statements according to IFRS until December 31, 2021, for these programs (less the amounts for which deferred tax assets have been recognized) with appr. EUR 14.3 million relating to fiscal 2021 (2020: EUR 10.1 million) and the remainder to prior periods. The reported amount "Not recognized over equity" represents the amount that would be credited against equity according to IAS 12.68A-C (less the amounts for which deferred tax assets have been recognized).

An amount of EUR 2,769 k is shown as a DTA for anticipated losses of the SBP which will reduce the current tax in the next year when they options will be exercised.

The reported amount of “Not recognized over equity” may significantly fluctuate depending on the share price of CureVac which itself would lead to another allocation of the deferred tax asset recognized through profit or loss or equity. The same considerations apply to the deferred tax asset recognized for unused tax loss carryforwards. Hence, there might be significant changes in the allocation of deferred tax assets to be recognized through profit or loss or equity in the future which might lead to significant volatilities in the P&L line item income taxes solely due to the changes in the share price of CureVac. Due to the enacted increases in the trade tax levy rate by the city council of Tuebingen as of April 13, 2021, in the case of the full recognition of deferred tax assets and deductible temporary differences not recognized as of December 31, 2020, the effects on deferred tax assets would be approximately EUR 4.6 million, which would be credited by 51% to equity and 49% to profit or loss.

Deferred tax assets on tax loss carryforwards and deductible temporary differences in excess of taxable temporary differences have not been capitalized as management concluded that there is not sufficient probability as per IAS 12 that there will be future taxable profits available in the foreseeable future against which the unused tax losses can be utilized. The accumulated unused tax losses relate entirely to Germany.